Exhibit 10.11.4

AMENDMENT NO. 3 TO CREDIT AGREEMENT
This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment No. 3”), is made and entered into as of March 11, 2026, by and among (i) BUZZFEED MEDIA ENTERPRISES, INC. as borrower agent (the “Borrower Agent”), AFTER KICKS Inc. (f/k/a/ Complex Media, Inc.), BF ACQUISITION HOLDING CORP., BUZZFEED FC, INC., BUZZFEED HOLDINGS, LLC, BUZZFEED MOTION PICTURES, INC., BUZZFEED, INC., CM PARTNERS, LLC, ET ACQUISITION SUB, INC., ET HOLDINGS ACQUISITION CORP., LEXLAND STUDIOS, INC., LXL DEVELOPMENT, INC., PRODUCT LABS, INC., THEHUFFINGTONPOST.COM, INC., THEHUFFINGTONPOST HOLDINGS LLC, TORANDO LABS INC., each a Delaware limited liability company or corporation, and TURBO CACTUS LLC, a California limited liability company (each a “Borrower” and together with Borrower Agent, collectively, the “Borrowers”), (ii) BuzzFeed Canada, Inc., BuzzFeed Studios Canada Inc., and HuffPost Studios Canada Inc. (each a “Guarantor” and together with the Borrowers, collectively, the “Loan Parties”), (iii) BANNER COMMERCIAL FUNDING (CAYMAN) L.P. as Lender (the “Lender”) and (iv) SOUND POINT AGENCY LLC as administrative agent and as collateral agent for the Lenders and all other Secured Parties (in such capacity, the “Agent” and together with the Loan Parties and the Lender, the “Parties”).
WHEREAS, the Borrowers, the Lender, and the Agent are party to that certain Credit Agreement dated as of May 23, 2025 (as amended by that certain Amendment No. 1 to Credit Agreement dated as of July 31, 2025 and that certain Amendment No. 2 to Credit Agreement, dated as of August 25, 2025, and as further amended, restated, amended and restated, extended, supplemented and/or otherwise modified prior to the Amendment No. 3 Effective Date, the “Existing Credit Agreement” and as amended by this Amendment No. 3, the “Credit Agreement”);
WHEREAS, the Parties in accordance with Section 11.05 of the Existing Credit Agreement, wish to make certain amendments to the Existing Credit Agreement as more fully set forth herein; and
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
ARTICLE I

DEFINITIONS
Capitalized terms used herein but not defined herein shall have the meanings given to such terms in the Credit Agreement.

ARTICLE II

AMENDMENTS TO EXISTING CREDIT AGREEMENT
Subject to the satisfaction of the conditions set forth in Article IV hereof, with effect from the Amendment No. 3 Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text)~~ and to add the double-underlined text (indicated textually in the same manner as the following example: underlined text) as set forth in the conformed Credit Agreement attached as Exhibit A hereto.
ARTICLE III

LIMITED WAIVER
Subject to the satisfaction of the conditions set forth in Article IV hereof,, at the request of the Borrower, the Required Lenders hereby waive any Default or Event of Default that is continuing due to the failure of the Borrower to repay the Loans in an amount equal to $5,000,000 on or prior to March 6, 2026, in violation of Section 2.05(b)(iii) of the Existing Credit Agreement (the “Specified Default”).
The waiver in this Article III is limited to its terms and is not, and shall not be deemed to be, a course of dealing, a consent to modification of the Credit Agreement or other Loan Documents or a waiver of any Default or Event of Default (other than the Specified Default).
ARTICLE IV

EFFECTIVENESS OF THIS AMENDMENT NO. 3; CONTINUING EFFECT
Except as expressly set forth in Article II and Article III hereof, nothing in this Amendment No. 3 shall constitute a modification or alteration of the terms, conditions or covenants of the Existing Credit Agreement, or a waiver of any terms or provisions thereof, and the Existing Credit Agreement shall remain unchanged and shall continue in full force and effect, as amended hereby.
ARTICLE V

CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT NO. 3
This Amendment No. 3 shall be effective (the date of such effectiveness, the “Amendment No. 3 Effective Date”) upon (i) the Agent’s receipt of (A) one or more counterparts of this Amendment No. 3 by the Borrowers, Lender and the Agent, (B) counterparts from the Borrower Agent to the Amendment No. 3 Fee Letter, and (C) payment of the fees and other payments payable as of the Amendment No. 3 Effective Date under the Amendment No. 3 Fee Letter (together with this Amendment No.3, the “Amendment No. 3 Documents”) and reasonable and documented out-of-pocket fees and Lender Group Expenses payable under the Credit Agreement or this Amendment

No. 3, (ii) the representations and warranties set forth in Article VI shall be true and correct in all respects, and (iii) after giving effect to this Amendment No. 3, no event shall have occurred and be continuing or would result from the effectiveness of this Amendment No. 3 that would constitute an Event of Default or a Default.
ARTICLE VI

REPRESENTATIONS AND WARRANTIES
Each Loan Party makes the following representation and warranty to the Agent and Lenders to induce them to enter into this Amendment No. 3:
1.    Each Loan Party (i) is an Entity duly organized (or incorporated, as the case may be), validly existing and in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of the jurisdiction of its incorporation, organization or formation, (ii) has the requisite power and authority to own its properties and assets and to transact the businesses in which it presently is, or proposes to be, engaged, except to the extent that the failure own such properties and assets or transact business in such a way could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and (iii) is duly qualified, authorized to do business and in good standing (to the extent such concept exists in the relevant jurisdictions) in each jurisdiction where it presently is, or proposes to be, engaged in business, except to the extent that the failure so to qualify or be in good standing could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.
2.    Each Loan Party has the requisite power and authority to execute, deliver and perform its obligations under the Amendment No. 3 and the Credit Agreement.
3.    The Borrower Agent has the requisite power and authority to execute, deliver and perform its obligations the Amendment No. 3 Fee Letter.
4.    The execution, delivery and performance of the Amendment No. 3 Documents to which each Loan Party is party, as applicable (i) do not and will not contravene any of the Governing Documents of such Loan Party, (ii) do not and will not contravene any material Requirement of Law, (iii) do not and will not contravene any Material Contract, except as such contravention could not be reasonably expected, individually or in the aggregate, to have a Material Adverse Effect, and (iv) do not and will not result in the imposition of any Liens upon any of its properties except for Permitted Liens.
5.    No consent, authorization or approval of, or filing with or other act by, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance of the Amendment No. 3 Documents, or the consummation of the transactions contemplated hereby, except for filings and recordings with respect to the Collateral, as applicable.

6.    Each Amendment No. 3 Document, when executed and delivered, will be, the legal, valid and binding obligation of each Loan Party party thereto and the Credit Agreement (as amended by this Amendment No. 3) will be the legal, valid and binding obligation of each Loan Party party thereto, and each of Amendment No. 3, the Amendment No. 3 Fee Letter and the Credit Agreement will be enforceable in accordance with its terms, except as enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
7.    After giving effect to this Amendment No. 3, all representations and warranties of the Loan Parties set forth in the Loan Documents are true, correct and complete in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of such extension of credit, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).
8.    After giving effect to this Amendment No. 3, no Default or Event of Default shall have occurred and be continuing on the date hereof.
ARTICLE VII

MISCELLANEOUS
Section 7.01    Effect of this Amendment No. 3. The execution, delivery and effectiveness of this Amendment No. 3 shall not operate as a waiver of any right, power or remedy of the Agent under the Existing Credit Agreement, nor constitute a waiver of any provision of the Existing Credit Agreement. Without limiting the foregoing, nothing herein (including the satisfaction, waiver and/or acceptance of any condition precedent set forth in Article IV) shall constitute an acceptance by the Agent of any calculation or certification provided by any Loan Party or its Subsidiaries nor shall it be considered an agreement (explicit or implicit) by any Party to any interpretation of any definition, term or condition set forth in the Existing Credit Agreement. This Amendment No. 3 constitutes a Loan Document.
Section 7.02    Counterparts. This Amendment No. 3 may be executed in any number of counterparts and by different parties on separate counterparts. Each of such counterparts shall be deemed to be an original, and all of such counterparts, taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Amendment No. 3 by telecopier or other electronic transmission (i.e., in “pdf” or “tif” format) shall be equally effective as delivery of a manually executed counterpart.
Section 7.03    Severability. Any provision of this Amendment No. 3 held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 7.04    Headings. Paragraph headings used herein are for convenience of reference only, are not part of this Amendment No. 3 and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment No. 3.
Section 7.05    Entire Agreement. This Amendment No. 3 and the Amendment No. 3 Fee Letter contain the entire agreement of the parties with respect to the subject matter hereof and thereof and supersede all prior negotiations, agreements and understandings with respect thereto, both written and oral. This Amendment No. 3 may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten or oral agreements between the parties.
Section 7.06.     Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Loan Parties of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of the Guaranty to which such Guarantor is a party with respect to the indebtedness now or hereafter outstanding under the Credit Agreement and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of the Loan Parties to the Lenders or any other obligation of the Loan Parties, or any actions now or hereafter taken by the Lenders with respect to any obligation of the Loan Parties, the Guaranty to which such Guarantor is a party (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Guarantor under the Guaranty to which such Guarantor is a party.

Section 7.07.    Acknowledgment of Perfection of Security Interest. Each Loan Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to Agent and the Lenders under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with, and to the extent required by, the terms of the Credit Agreement and the other Loan Documents.

Section 7.08.    No Novation. This Amendment No. 3 is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement and the other Loan Documents or an accord and satisfaction in regard thereto.

Section 7.09.    Binding Nature. This Amendment No. 3 shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and permitted assigns. No third party beneficiaries are intended in connection with this Amendment.

Section 7.10.    Expenses. The Loan Parties agree to pay promptly following delivery of a summary invoice all reasonable out-of-pocket costs and expenses of Agent and Lenders in connection with the preparation, negotiation, execution and delivery of this Amendment No. 3.

Section 7.11.    Release. In consideration of, among other things, the Agent and Lenders’ execution and delivery of this Amendment No. 3, to the extent permitted by applicable law, each of the Borrowers and the other Loan Parties, on behalf of itself and its Subsidiaries, successors and assigns (collectively, the “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as defined below) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, suits, costs, Taxes, expenses and disbursements of any kind or nature whatsoever (including reasonable and documented (in summary form) out-of-pocket attorneys’ fees and any fees or expenses incurred by Releasees in enforcing this indemnity), whether direct, indirect, special, or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Releasee (whether asserted by a third party or by any Loan Party or any of its affiliates), in any manner relating to or arising out of: (i) this Amendment or the other Loan Documents or the transactions contemplated hereby or thereby (including any enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral or the enforcement of any Guaranty)), or (ii) the statements contained in any proposal or commitment letter delivered by any Lender to any Loan Party or their respective affiliates with respect to the transactions contemplated by this Amendment (collectively, the “Claims”), against any or all of the Administrative Agent and Lenders in any capacity and their respective affiliates, Subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, managers, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts, events or circumstances, whether or not now known, existing on or before the Third Amendment Effective Date, that directly relate to any or all of the Loan Documents or transactions contemplated thereby. The receipt by the Borrowers or any other Loan Party of any Loans or other financial accommodations made by any Agent or Lender after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts, events or circumstances, whether or not now known or unknown, existing on or prior to the date of receipt of any such Loans or other financial accommodations. In entering into this Amendment, the Borrowers and each other Loan Party consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 7.11 shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

ARTICLE VIII

GOVERNING LAW; VENUE
Section 8.01    THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT NO. 3 AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER SOUNDING IN CONTRACT, TORT OR EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND DECISIONS OF THE STATE OF NEW YORK.
Section 8.02    THE PARTIES HERETO HEREBY AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT NO. 3 SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN CITY AND THE COUNTY OF NEW YORK, STATE OF NEW YORK. EACH OF THE PARTIES TO THIS AGREEMENT WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS ARTICLE VI.
ARTICLE IX

INCORPORATION OF EXISTING CREDIT AGREEMENT PROVISIONS
The provisions of Sections 11.04, 11.08, 11.13 and 11.19 of the Existing Credit Agreement are incorporated herein by reference and shall apply in all respects to this Amendment No. 3.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWERS:
BUZZFEED MEDIA ENTERPRISES, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Chief Financial Officer
AFTER KICKS INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
BF ACQUISITION HOLDING CORP.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
BUZZFEED, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Chief Financial Officer
BUZZFEED FC, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer

BUZZFEED HOLDINGS, LLC

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
BUZZFEED MOTION PICTURES, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
CM PARTNERS, LLC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
ET ACQUISITION SUB, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
ET HOLDINGS ACQUISITION CORP.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
LEXLAND STUDIOS, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer

LXL DEVELOPMENT, INC.

By:    /s/ Lauren Spector
Name: Lauren Spector
Title: President & Secretary
PRODUCT LABS, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
THEHUFFINGTONPOST.COM, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Vice President & Treasurer
THEHUFFINGTONPOST HOLDINGS LLC

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
TORANDO LABS INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
TURBO CACTUS LLC

By:    /s/ Matt Omer
Name: Matt Omer
Title: Vice President & Treasurer

BUZZFEED CANADA, INC.

By:    /s/ Matt Omer
Name: Matt Omer
Title: Treasurer
BUZZFEED STUDIOS CANADA INC.

By:    /s/ Heather Hutchinson
Name: Heather Hutchinson
Title: President
HUFFPOST STUDIOS CANADA INC.

By:    /s/ David Arroyo
Name: David Arroyo
Title: President

AGENT:
SOUND POINT AGENCY LLC, as Agent
By:    /s/ Vince D'Arpino
Name: Vince D'Arpino
Title: Deputy General Counsel

LENDER:
BANNER COMMERCIAL FUNDING (CAYMAN) L.P.

By:    /s/ Vince D'Arpino
Name: Vince D'Arpino
Title: Deputy General Counsel